EXHIBIT 10.1

SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement (this “Agreement”) is dated as of August 5, 2014, between Vycor Medical, Inc., a Delaware corporation (the “Company”), and Fountainhead Capital Management Limited (“Fountainhead”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, Fountainhead desires to exchange the total amount of it debt owed to it by the Company into preferred stock of the Company, as more fully described in this Agreement.

WHEREAS, the Company is willing to issue preferred stock of the Company, together with Warrants as described below, in change for an extinguishment of its debt to Fountainhead.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Fountainhead agree as follows:

ARTICLE I.
PURCHASE AND SALE

1.1

Closing.  The closing of this transaction shall take place on a mutually agreed date which is not later than August 5, 2014 (unless extended by the mutual agreement of the parties) (the “Closing Date”).  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to exchange its outstanding debt from the Company comprising principal of $1,641,487, ( the “Debt”) for and into $1,641,487 of Company Series D Convertible Preferred Stock (the “Preferred Stock”) based on an original issue price of $1,641,487.  At the Closing, simultaneously, the Debt shall be cancelled on the books of the Company and the Company shall deliver to Fountainhead (a) the Preferred Stock and (b) the Warrants (as described below).

1.2

Deliveries.

(a)

On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Fountainhead the following:

(i)

this Agreement duly executed by the Company;

(ii)

a Certificate for a number of shares of Preferred Stock registered in the name of Fountainhead calculated based upon an original issue price of $1,641,487, together with a copy of the Certificate of Designation for the Preferred Stock (in the form attached hereto as Exhibit A);

(iii)

a Series A Warrant registered in the name of Fountainhead in the form attached hereto as Exhibit B which will entitle the holder to purchase a number of Company Common shares equal to seventy-five percent (75%) of the number of Company Common Shares into which the Preferred Stock is convertible for a period of three (3) years from the date of issuance of the Warrants at an exercise price of $3.08;

(b)

On the third (3rd) anniversary of the Closing Date, the Company shall deliver or cause to be delivered to Fountainhead the following:

(i)

a Series B Warrant registered in the name of Fountainhead in the form attached hereto as Exhibit B which will entitle the holder to purchase a number of Company Common shares equal to fifty percent (50%) of the number of Company Common Shares into which the Preferred Stock held by Fountainhead at that time is convertible for a period of three (3) years from the date of issuance of the Warrants at an exercise price of equal to the closing price of the Company’s common stock on the trading day immediately prior to such third (3rd) anniversary of the Closing Date;

(c)

The Series A Warrant and Series B Warrants are hereinafter collectively referred to as the “Warrants”.

(d)

On or prior to the Closing Date, Fountainhead shall deliver or cause to be delivered to the Company, as applicable, the following:

(i)

this Agreement duly executed by Fountainhead;

(ii)

A release with respect to the Debt duly executed by Fountainhead;

1.3

Closing Conditions.

(a)

The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects on the Closing Date of the representations and warranties of Fountainhead contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)

all obligations, covenants and agreements of Fountainhead required to be performed at or prior to the Closing Date shall have been performed; and

(iii)

the delivery by Fountainhead of the items set forth in Section 1.2(b) of this Agreement.

(b)

The respective obligations of Fountainhead hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by the Company of the items set forth in Section 1.2(a) of this Agreement;

ARTICLE II.
REPRESENTATIONS AND WARRANTIES

2.1

Representations and Warranties of the Company. Except as may have been disclosed in writing by the Company or otherwise disclosed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), the Company hereby makes the following representations and warranties to Fountainhead:

(a)

Organization and Qualification.  The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)

No Conflicts.  The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Preferred Stock and Warrants and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement.

(e)

Issuance of the Preferred Stock and Warrants.  The Preferred Stock is duly authorized and, when issued, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in applicable state and federal securities laws and regulations.  The shares issuable on exercise of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in applicable state and federal securities laws and regulations.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(f)

SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g)

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.

(h)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Preferreed Stock or Warrants or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there has not been, and there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company  under the Exchange Act or the Securities Act.

2.2

Representations and Warranties of the Fountainhead.  Fountainhead hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)

Organization; Authority.  Fountainhead is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by Fountainhead of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Fountainhead.  This Agreement has been duly executed by Fountainhead, and when delivered by Fountainhead in accordance with the terms hereof, will constitute the valid and legally binding obligation of Fountainhead, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account.  Fountainhead understands that the Preferred Stock and Warrants and the stock issuable on exercise of the Warrants are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such securities as principal for its own account and not with a view to or for distributing or reselling them or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.  Fountainhead is entgering into this Agreement in the ordinary course of its business.

(c)

Fountainhead Status.  Fountainhead is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)

Experience of Fountainhead.  Fountainhead, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock and Warrants, and has so evaluated the merits and risks of such investment.  Such Fountainhead is able to bear the economic risk of an investment in such securities and, at the present time, is able to afford a complete loss of such investment.

The Company acknowledges and agrees that the representations contained in Section 2.2 shall not modify, amend or affect such Fountainhead’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained herein or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE III.
OTHER AGREEMENTS OF THE PARTIES

3.1

Transfer Restrictions.

(a)

The Preferred Stock, Warrants and any common stock issuable upon exercise of the Warrants may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of such securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Fountainhead, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of Fountainhead under this Agreement.

(b)

Fountainhead agree to the imprinting, so long as is required by this Section 3.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)

Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Preferred Stock or shares issued pursuant to the exercise of the Warrants pursuant to Rule 144, (iii) if such securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the

Transfer Agent to effect the removal of the legend hereunder.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the shares issuable upon exercise of the Warrants, or if such securities may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if such securities may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such securities shall be issued free of all legends.

(d)

Fountainhead agrees with the Company that Fountainhead will sell any securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3.1 is predicated upon the Company’s reliance upon this understanding.

ARTICLE IV.
MISCELLANEOUS

4.1

Entire Agreement.  This Agreement, together with the exhibits hereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.2

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing delivered by fax or e-mail transmission and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Eastern Time) or (b) the next day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto later than 5:30 p.m. (Eastern Time). The address for such notices and communications shall be as set forth on the signature pages attached hereto.

4.3

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Fountainhead or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.4

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.5

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Fountainhead (other than by merger).  Fountainhead may assign any or all of its rights under this Agreement to any Person to whom such Fountainhead assigns or transfers any of the securities, provided that such transferee agrees in writing to be bound, with respect to the transferred securities, by the provisions of the this Agreement that apply to Fountainhead.

4.6

No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.7

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Boca Raton. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Boca Raton, Palm Beach County for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then in addition to the obligations of any party, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.8

Survival.  The representations and warranties contained herein shall survive the Closing.

4.9

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.10

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.11

Replacement of Securities.  If any certificate or instrument evidencing any securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement securities.

4.12

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Fountainhead and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.13

Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto. In addition, each and every reference to share prices and shares of Company stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Company common stock that occur after the date of this Agreement.

4.14

WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VYCOR MEDICAL, INC. /s/ David Cantor	Address for Notice: 6401 Congress Ave Suite 140 Boca Raton, FL 33487
By:__________________________________________ Name: David Cantor Title: President With a copy to (which shall not constitute notice):	Fax: (631) 794-2444
Robert Diener, Esq. 56 Laenani Street Haiku, HI 96708 Fax: (310) 362-8887

FOUNTAINHEAD CAPITAL MANAGEMENT LIMITED /s/ Gisele La Miere	Address for Notice: Portman House Hue Street St. Helier Jersey JE4 5RP, C.I
By:__________________________________________ Name: Gisele La Miere Title: For and on behalf of Moulton Limited--Director /s/ Carole Dodge	Fax: +44 1534 630113
By:__________________________________________ Name: Carole Dodge Title: For and on behalf of Berwin Limited--Director

EXHIBIT A

FORM OF SERIES D PREFERRED STOCK

CERTIFICATE OF DESIGNATIONS

EXHIBIT B

FORM OF SERIES A WARRANT

EXHIBIT C

FORM OF SERIES B WARRANT